Exhibit 99.2

METAGRAMM SOFTWARE LTD.

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024

F-1

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Directors of Metagramm Software Ltd.

Opinion

We have audited the consolidated financial statements of Metagramm Software Ltd. and its subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024 and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1B to the financial statements, the Company accumulated losses and negative cashflows from operations raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Brightman Almagor Zohar & Co.

Certified Public Accountants

A Firm in the Deloitte Global Network

Tel Aviv, Israel

June 9, 2025.

F-2

METAGRAMM SOFTWARE LTD.

CONSOLIDATED BALANCE SHEET

U.S. dollars in thousands

		As of December 31,
	Note	2024

ASSETS

CURRENT ASSETS

Cash and cash equivalents		18
Other current assets		14

Total current assets		32

NON-CURRENT ASSETS

Property and equipment, net	3	2
Intangible assets, net	4	123

Total non-current assets		125

Total assets		157

The accompanying notes are an integral part of these financial statements.

F-3

METAGRAMM SOFTWARE LTD.

CONSOLIDATED BALANCE SHEET (Cont.)

U.S. dollars in thousands (except share data)

		As of December 31,
	Note	2024

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES

Accounts payable		5
Employees and payroll accruals		4
Related parties		37
Shareholders loans	5	307

Total current liabilities		353

SHAREHOLDERS’ EQUITY

Ordinary Shares of NIS0.001 par value - Authorized: 10,000,000 shares; Issued and outstanding: 666,643 as of December 31, 2024.		(*)
Additional Paid-in capital		250
Accumulated deficit		(446)

Total shareholders’ deficiency		(196)

Total liabilities and shareholders’ deficiency		157

The accompanying notes are an integral part of these financial statements.

(*)	Represents an amount less than $1.

F-4

METAGRAMM SOFTWARE LTD.

CONSOLIDATED STATEMENT OF OPERATIONS

U.S. dollars in thousands

		Year ended December 31,
	Note	2024

Revenues		137

Costs and Expenses:
Research and development	6A	171
Selling and marketing	6B	62
General and administrative	6C	81
Depreciation and amortization	3	110

Operating loss		287

Financial expense, net		110

Net loss		397

The accompanying notes are an integral part of these financial statements.

F-5

METAGRAMM SOFTWARE LTD.

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

U.S. dollars in thousands (except share data)

	Ordinary Shares (*)		Additional Paid-in	Accumulated Surplus	Total Equity
	Number	Amount	capital	(deficit)	(deficiency)

Balance as of January 1, 2024	666,643	(*)	250	(49)	201
Net loss	-	-	-	(397)	(397)

Balance as of December 31, 2024	666,643	(*)	250	(446)	(196)

(*)	Represents an amount less than $1.

The accompanying notes are an integral part of these financial statements.

F-6

METAGRAMM SOFTWARE LTD.

CONSOLIDATED STATEMENT OF CASH FLOWS

U.S. dollars in thousands

Year ended December 31,
2024

Cash flows from Operating Activities
Net loss	(397)

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortizations	110
Loss from sale of securities (see note 5)	88

Changes in assets and liabilities items:
Increase in other current assets	(1)
Decrease in loans from related parties	14

Net cash used in operating activities	(186)

Cash flows from Investing Activities
Cash received from sale of securities	99

Net cash provided by investing activities	99

Cash flows from Financing Activities
Receipt of loans from shareholders	55

Net cash provided by financing activities	55

Decrease in cash and cash equivalents	(32)

Cash and cash equivalents at beginning of period	50

Cash and cash equivalents at end of period	18

The accompanying notes are an integral part of these financial statements.

F-7

METAGRAMM SOFTWARE LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 1: GENERAL

A. Organizational Background and Business Overview

Metagramm Software Ltd. (the “Company”) was incorporated in the state of Israel in January 2022. The Company has a wholly-owned subsidiary in the United States, which was incorporated and commenced operations in July 2023. The Company specializes in developing writing assistance tools that leverage artificial intelligence, machine learning and natural language processing technologies. The Company’s main product is a writing tool designed to provide personalized and customized text tailored to the user’s unique expression and can translate various languages into English. The Company licenses its products on a subscription basis to businesses and individual customers.

B. Going Concern

The Company has incurred an operating loss of $287 and generated negative cash flow from operating activities of $186 for the ended December 31, 2024. Additionally, as of December 31, 2024, the Company had cash and cash equivalents of $18 and shareholders’ deficiency of $196. Management expects the Company to continue to generate operating losses.

Management plans to address these conditions by raising funds through its parent company, Viewbix Inc. (see note 7) and by generating larger volumes of revenues. However, there is no assurance such funding will be available to the Company or that it will be obtained on terms favorable to the Company or will provide the Company with sufficient funds to meet its objectives, or that the Company will successfully generate sufficient revenue to meet its objectives.

Such conditions raise substantial doubts about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of assets, carrying amounts or the amount and classification of liabilities that may be required should the Company be unable to continue as a going concern.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

A. Basis of Presentation and Principles of Consolidation:

The accompanying financial statements include the accounts of the Company and its wholly owned subsidiaries and were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). All intercompany accounts and transactions have been eliminated in consolidation.

B. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported of assets and liabilities and disclosure at the date of the financial statements and the reported amounts of income and expense during the reporting period. The Company evaluates on an ongoing basis its assumptions, including those related to contingencies, income taxes, deferred taxes, share-based compensation and leases. Actual results could differ from those estimates.

C. Functional Currency and Foreign Currency Transactions

The functional currency is the currency that best reflects the economic environment in which the Company operates and conducts its transactions. The Company’s management believes that the functional currency of the Company is the U.S. dollar.

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are remeasured into U.S. dollars at each reporting period end in accordance with ASC No. 830 “Foreign Currency Matters.” All transaction gains and losses of the remeasured monetary balance sheet items are reflected in the statements of operations as financing income or expenses as appropriate.

D. Cash and cash equivalents

The Company considers all short-term investments, which are highly liquid investments with original maturities of three months or less at the date of purchase, to be cash equivalents.

F-8

METAGRAMM SOFTWARE LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

E. Fixed assets

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line basis over the estimated useful lives, at the following annual rate:

%
Computers and office furniture	33

F. Revenue Recognition

As described in note 1.A, the Company generates revenues from licensing its products on a subscription basis to business and individual customers. These subscription services revenues are measured according to the ASC 606, “Revenue from Contracts with Customers” (“ASC 606”).

Subscription services revenue is generated from fees charged to customers for access to the Company’s writing solution. The performance obligation is satisfied ratably over the contract period as the service is provided, commencing when the subscription service is made available to the customer. The Company’s contracts with customers are generally for a term of 12 months.

G. Research and development expenses

Research and development costs are charged to the statements of operations as incurred, except for certain costs relating to internally developed software, which are capitalized.

The Company capitalizes certain internal-use software development costs, consisting of direct subcontractors’ costs associated with creating the internally developed software. Software development projects generally include three stages: (i) the preliminary project stage (all costs expensed as incurred); (ii) the application development stage (costs are capitalized) and (iii) the post implementation/operation stage (all costs expensed as incurred).

The costs capitalized in the application development stage primarily include the costs of designing the application, coding and testing of the system. Capitalized costs are amortized using the straight-line method over the estimated useful life of the software, once it is ready for its intended use.

The Company believes that the straight-line recognition method best approximates the manner in which the expected benefit will be derived. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets.

The Company didn’t capitalize internal-use software development costs during the year 2024.

F-9

METAGRAMM SOFTWARE LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

H. Intangible assets, other than goodwill

Intangible assets with a finite useful life are amortized in a straight line over their estimated useful life subject to impairment testing. A change in the estimated useful life of an intangible asset with a finite useful life is treated prospectively.

The useful life used to amortize intangible assets with a finite useful life is at the following annual rate:

%
Internal-use software	33

NOTE 3: PROPERTY AND EQUIPMENT, NET

Composition:

As of December 31,
2024

Cost:
Computers and peripheral equipment	$111
Office furniture	$1
Total cost	$112

Less: accumulated depreciation	(110)
Property and equipment, net	2

Depreciation expenses totaled $37 for the year ended December 31, 2024.

NOTE 4: INTANGIBLE ASSETS, NET

Internal-use Software
Balance as of January 1, 2024	196
Amortization recognized during the year	(73)

As of December 31, 2024	123

F-10

METAGRAMM SOFTWARE LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 5: SHAREHOLDERS LOAN

On April 2, 2023, the Company entered into an agreement with Xylo Technologies Ltd. (“Xylo”). Pursuant to the agreement, the Company allocated to Xylo 133,243 ordinary shares, representing 19.99% of the Company’s ordinary shares following the allocation date.

In consideration of the Company’s ordinary shares allocation, Xylo provided to the Company: (a) Xylo’s ordinary shares in the amount of $250 (b) shareholder loan in the amount of $250 (“Xylo Loan”).

The Xylo Loan bears non-compounding annual interest at a rate of 6% from the date of issuance until full repayment of the Xylo Loan and/or the Shareholder Loans, together with any accrued interest (see also note 7).

On May 30, 2024, the Company entered into a loan agreement with Pure Capital Ltd. according to which the Company received during 2024 a loan of $55 with a term of 24 months (“Pure Loan”). The loan bears non-compounding annual interest at a rate of 6% and will be repaid in a single lump-sum payment along with the accrued interest at the end of the term (see note 7).

NOTE 6: ADDITIONAL INFORMATION REGARDING PROFIT AND LOSS ITEMS

Composition:

A. Research and development expenses:

For the year ended December 31,
2024

Professional services and subcontractors	$55
Cloud services and maintenance costs	116
$171

B. Selling and marketing expenses:

For the year ended December 31,
2024

Advertising and marketing expenses	$60
Other	2
$62

C. General and administrative expenses:

For the year ended December 31,
2024

Salaries and related expenses	$51
Professional services	5
Other	25
$81

F-11

METAGRAMM SOFTWARE LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands

NOTE 7: SUBSEQUENT EVENTS

On March 24, 2025 (the “Closing Date”), the Company’s shareholders entered into a securities exchange agreement with Viewbix Inc. (“Viewbix”), a company incorporated in the State of Delaware (the “Viewbix Agreement”). Pursuant to the Viewbix Agreement, Viewbix acquired 100% of the Company’s shares in exchange for consideration of $5,159. The consideration was paid to the Company’s shareholders in the form of 1,323,000 shares of common stock of Viewbix, representing 19.99% of Viewbix’s issued and outstanding share capital immediately following the acquisition.

In addition, the Company agreed to pay Metagramm’s shareholders cash earn-out payments on a pro rata basis of up to a cumulative sum of $2.0 million, contingent on achieving certain financing and revenue milestones within 3 years following the Closing Date.

As part of the Viewbix Agreement, the Xylo Loan, the Pure Loan, and the related party balances were converted into 51,877 ordinary shares of the Company prior to the Closing Date.

F-12